                                                           Exhibit No. EX-99.o

                        THE DFA INVESTMENT TRUST COMPANY

                                POWER OF ATTORNEY
                                -----------------

                  The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, IRENE R. DIAMANT, CATHERINE L. NEWELL AND STEPHEN W. KLINE, ESQUIRE (with full power to any of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, covering the registration of any registered investment company for which any Series of the Fund serves as a master fund in a master fund-feeder fund structure, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned officers and trustees hereby execute this Power of Attorney as of the 18th day of July, 1997.



/S/ DAVID G. BOOTH                                            /S/ REX A. SINQUEFIELD
------------------------------                                ----------------------------
David G. Booth,                                               Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                                      Chief Investment Officer and
Officer, President and Trustee                                Trustee


/S/ GEORGE M. CONSTANTINIDES                                  /S/ JOHN P. GOULD
----------------------------                                  ----------------------
George M. Constantinides,                                     John P. Gould, Trustee
Trustee


/S/ ROGER G. IBBOTSON                                         /S/ MERTON H. MILLER
--------------------------                                    -------------------------
Roger G. Ibbotson, Trustee                                    Merton H. Miller, Trustee


/S/ MYRON S. SCHOLES                                          /S/ MICHAEL T. SCARDINA
-------------------------                                     --------------------------
Myron S. Scholes, Trustee                                     Michael T. Scardina, Chief
                                                              Financial Officer, Treasurer
                                                              and Vice President